UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report: January 17, 2017

(Date of earliest event reported)

Financial Engines, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34636	94-3250323
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

1050 Enterprise Way, 3rd Floor, Sunnyvale, CA, 94089

(Address of principal executive offices, including zip code)

(408) 498-6000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On January 17, 2017, the Board of Directors (the “Board”) of Financial Engines, Inc. (the “Company”) was informed that Mr. Paul Gamble will no longer serve as the Company’s EVP, Distribution and Institutional Services. Mr. Gamble has agreed to remain at the Company for a transition period through on or about May 31, 2017 and as such, will be eligible to continue receiving his salary, amounts pursuant to the 2016 Executive Cash Incentive Plan, the 2016 EVP Distribution and Institutional Services Sales Compensation Plan and his Executive Severance and Change in Control Agreement with the Company, and continued vesting of his equity awards, in each case as applicable and in accordance with the terms as previously disclosed. The Compensation Committee of the Board has also approved a discretionary performance bonus for Mr. Gamble not to exceed $265,000. The Compensation Committee has also provided that Mr. Gamble will be eligible to receive subsidization of professional development activities, an additional six months of COBRA premiums, as well as an additional payment not to exceed $184,500 in consideration of a non-competition agreement to be mutually agreed upon between Mr. Gamble and the Company.

(c)

On January 17, 2017, the Board appointed Mr. John Bunch, age 50, formerly the Executive Vice President, Financial Engines to the position of Executive Vice President and Chief Operating Officer of the Company, effective February 1, 2017. Mr. Bunch has served as Executive Vice President, Financial Engines and as the President of the Company’s investment advisory subsidiaries, Financial Engines Advisors L.L.C. and The Mutual Fund Store, LLC, since February 2016. Prior to joining the Company, Mr. Bunch held the position of Chief Executive Officer at The Mutual Fund Store from February 2012 to January 2016. He also served as President, Retail Distribution at TD Ameritrade from June 2007 to February 2012 and as Head of Branches at TD Ameritrade from January 2006 to June 2007. From 2004 to January 2006, he served as the Executive Vice President of Branch Distribution for TD Waterhouse. Prior to this, he served as Divisional Senior Vice President at Charles Schwab & Co from 2002 to 2004 and held other leadership roles at Charles Schwab & Co. from 1993 to 2002. Mr. Bunch’s compensation was not changed in connection with the appointment. Mr. Bunch is a party to that certain Employment Agreement dated November 4, 2015 by and among Mr. Bunch, The Mutual Fund Store, LLC and Financial Engines, Inc.

On January 17, 2017, the Board also appointed Ms. Kelly O’Donnell, age 49, formerly the Executive Vice President, Business Operations and Corporate Marketing and Chief Risk Officer, to the position of Executive Vice President and Chief Administrative Officer and Chief Risk Officer of the Company, effective February 1, 2017. Ms. O’Donnell has served as Executive Vice President, Business Operations and Corporate Marketing and Chief Risk Officer since May 2016, as Executive Vice President, Business Operations and Corporate Marketing since March 2015, and as Executive Vice President, Corporate and Institutional Marketing from September 2014 to March 2015. Ms. O’Donnell previously served as the Company’s Executive Vice President of Marketing from January 2013 to September 2014 and as its Vice President of Marketing from July 2007 to January 2013. From June 2003 to June 2007, she held positions in marketing, customer acquisition and retention. Prior to joining us, she was Director of Consulting and an analyst for Cerulli Associates from June 1998 to June 2003. Ms. O’Donnell was also a litigation assistant at A. G. Edwards & Sons from May 1996 to July 1997 and a manager and associate at Coopers & Lybrand from August 1989 to May 1996. Ms. O’Donnell’s compensation was not changed in connection with the appointment.

There are no arrangements or understandings between either Mr. Bunch or Ms. O’Donnell and any other person pursuant to which Mr. Bunch or Ms. O’Donnell was selected to be an officer and there are no family relationships between Mr. Bunch or Ms. O’Donnell and any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. In addition, except for the compensation arrangements as described above and except as disclosed below with respect to Mr. Bunch, there are no transactions in which the Company is a participant and the amount involved exceeds $120,000 and in which Mr. Bunch or Ms. O’Donnell has a material interest. As previously disclosed, under the terms of incentive units issued by The Mutual Fund Store, Mr. Bunch received approximately $6 million in cash from the merger consideration paid by Financial Engines in connection with its acquisition of The Mutual Fund Store in 2016. In addition, as a result of the acquisition, Mr. Bunch was entitled to receive approximately $2 million in long term incentive payments from The Mutual Fund Store, of which approximately $1 million was paid in connection with the closing of the acquisition and the remainder of which is contingent on Mr. Bunch’s continued employment with the Company, with 50% payable by the Company on each of the first two anniversaries of the closing.

(e)

The information set forth in (b) and (c) above with respect to compensation to be received by Messrs. Gamble and Bunch and Ms. O’Donnell is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The information in this Current Report on Form 8-K under Item 5.02(b) and (c) is incorporated by reference in this Item 7.01. The information under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1#	Form of Executive Severance and Change in Control Agreement (filed as Exhibit 10.1 to the Registrant’s quarterly report on Form 10-Q for the quarter ended June 30, 2016 and incorporated herein by reference).

10.2#	Employment Agreement dated November 4, 2015 by and among The Mutual Fund Store, LLC, Financial Engines, Inc., and John Bunch (filed as Exhibit 10.30 to the Registrant’s Annual Report on Form 10-K filed February 19, 2016, and incorporated herein by reference).

(#)	Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 18, 2017	Financial Engines, Inc.

	By:	/s/ Lewis E. Antone, Jr.
	Name:	Lewis E. Antone, Jr.
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1#	Form of Executive Severance and Change in Control Agreement (filed as Exhibit 10.1 to the Registrant’s quarterly report on Form 10-Q for the quarter ended June 30, 2016 and incorporated herein by reference).

10.2#	Employment Agreement dated November 4, 2015 by and among The Mutual Fund Store, LLC, Financial Engines, Inc., and John Bunch (filed as Exhibit 10.30 to the Registrant’s Annual Report on Form 10-K filed February 19, 2016, and incorporated herein by reference).

(#)	Indicates management contract or compensatory plan or arrangement.